KeyCorp First Quarter 2025 Earnings Review April 17, 2025 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

1Q25 Results

Growth rates are year-over-year, unless otherwise noted

Differentiated Fee Businesses Focused on Targeted Scale

+6%

Noninterest Income Growth(1)
+3% on a reported basis

$61Bn

In Assets Under Management(2)

Driving New Relationships Focused on Primacy

+4%

Client Deposit Growth

+2%

Net New Relationship Household Growth

Risk Management Excellence

9% ⬇

Improvement in NPLs QoQ

43bps

NCOs / Average Loans

Strengthening the Balance Sheet

11.8%

Common Equity Tier 1(3), up ~150bps YoY

9.9%

Marked Common Equity Tier 1(3),(4), up ~280bps YoY

(1) Excludes Operating Lease Income of $9MM for 1Q25 and $24MM for 1Q24. Refer to slide 8 for additional information on noninterest income; (2) as of 3/31/2025 (3) 3/31/2025 ratio is estimated; (4) Adjusted for unrealized AFS Securities and Pension losses and non-GAAP measure: see appendix for reconciliation

2

Financial Review

1Q25 Highlights

- Reported EPS of $0.33
- Net interest income up 4% QoQ and 25% YoY
  - NIM of 2.58% up 17 basis points QoQ
- Noninterest income up 3% YoY
- Noninterest expenses down 1% YoY, or up 1% when adjusted for selected items[1]
- NPLs down 9% QoQ and NCOs stable QoQ at 43 basis points; $8MM allowance for credit losses reserve build
- CET1 ratio up ~150 basis points YoY to 11.8%[2]
- Tangible book value per common share increased 26% YoY
- Board of Directors authorized up to $1Bn of common share repurchases

$ in millions, excluding per share metrics
From continuing operations, unless otherwise noted

	Reported	QoQ ▲	YoY ▲
EPS	$ 0.33	NM	65.0 %
Net Interest Income (TE)[1]	$ 1,105	4.1 %	24.7 %
Noninterest Income	$ 668	440.8 %	3.2 %
Revenue (TE)[1]	$ 1,773	105.0 %	15.7 %
Noninterest Expense	$ 1,131	(8.0) %	(1.0) %
Provision for Credit Losses	$ 118	NM	16.8 %
CET1[2]	11.8 %	(16) bps	149 bps
Cash Efficiency Ratio[1]	63.5 %	NM	NM
ROTCE[1]	11.2 %	NM	337 bps
Tangible Book Value per Common Share	$ 12.4	6.0 %	25.6 %

N/M = Not Meaningful
(1) Non-GAAP measure: see appendix for reconciliation; (2) 3/31/2025 ratio is estimated

4

$76.4 $75.1 $73.1 $72.1 $72.4 $34.6 $33.9 $33.2 $32.6 32.0 1Q24 2Q24 3Q24 4Q24 1Q25 $104.7 5  Average loans relatively flat from 4Q24 − Increase in average commercial loans (+0.4%) primarily driven by an increase in commercial and industrial loans, offset by a decrease in commercial mortgage real estate loans − Decline in average consumer loans (-1.9%) reflective of broad-based declines across all consumer loan categories vs. Prior Quarter Portfolio Highlights  ~65% variable rate, or 47% after adjusting for loans swapped to a fixed rate; loan yields would have been 5.83% in first quarter 2025 excluding the impact from hedges(3)  ~92% of commercial loans are made to clients who do additional business with Key(4)  ~55% of the C&I portfolio is investment grade; Consumer book has a 767 weighted average FICO at origination  C&I loan utilization: 32% in 1Q25 (up 94bps from 4Q24) Note: Graphs may not foot due to rounding (1) CRE includes real estate – commercial mortgage and real estate – construction; (2) Other Consumer includes home equity loans, credit cards, and other consumer loans; (3) Non-GAAP measure: see appendix for reconciliation; (4) Defined as capital markets, payments or deposits Average Loans Consumer Commercial Loan Yield $111.0 $109.0 $106.2 $ in billions 5.61% 5.66% 5.73% 5.55% 5.47% $104.3 $1.5 $(0.1) $(0.2) $(0.3) $(0.4) $104.8 C&I Commercial Leases 12/31/24 CRE(1) Residential Mortgage QoQ Ending Balances by Type Other Consumer(2) 3/31/25 $104.4

Average Deposits


$ in billions
Other(1)
Commercial
Total deposit cost
Consumer
$142.9
$144.2
$147.8
$149.7
$148.5
$56.3
$57.4
$58.7
$59.7
$57.4
2.20%
2.28%
2.39%
2.18%
2.06%
$84.1
$85.4
$86.4
$87.5
$88.3
1Q24
2Q24
3Q24
4Q24
1Q25

1Q25 Product Mix


Time deposits
Savings
MMDA
11%
3%
28%
19%
Noninterest-bearing
39%
Demand
23% including hybrid accounts

1Q25 Interest-Bearing Mix


Treasury / Other
Other Commercial
2%
7%
Consumer ex term products
36%
Managed / Indexed Commercial
29%
7%
18%
Wealth & Laurel Road
Consumer term products(2)

Note: Graphs may not foot due to rounding
(1) Other includes treasury brokered deposits and other deposits; (2) Includes MMDA promos and retail CDs; (3) Cumulative beta indexed to 3Q24; (4) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

vs. Prior Quarter

- **Average deposits down 0.8% from 4Q24**
  - Growth in consumer deposits offset by a seasonal decline in commercial balances
  - Includes $300mm decrease in brokered CDs (to $2.9Bn)
- **Total deposit costs declined by 12 basis points**
  - Interest-bearing deposit costs declined by 18bps
  - **Cumulative** down interest-bearing **deposit beta: ~46%**(3)

Deposit Franchise Highlights

- **Client deposits up 4% year-over-year**
- **NIB deposits:** 23% of total deposits including hybrid accounts
- **Commercial deposit balances driven by relationship clients**
  - 79% of commercial deposits in core operating accounts
  - 95% of commercial deposits have an operating account
- **Loan-to-deposit ratio: 70%**(4)

6

10bps 3bps 1bps4bps (1)bps $886 $899 $964 $1,061 $1,105 2.02% 2.04% 2.17% 2.41% 2.58% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 400 500 600 700 800 900 1000 1100 1200 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Income (TE) Net Interest Margin (TE) TE = Taxable equivalent; Note: NII and NIM walks may not foot due to rounding (1) Non-GAAP measure: see appendix for reconciliation 7 Net Interest Income and Margin (TE)(1) From continuing operations, $ in millions +4% +25% NII Walk (TE) NIM Walk (TE) 4Q24 1Q25 Securities repositioning & Scotiabank investment Fixed Rate Assets Repricing Swap Maturities & Terminations Other 4Q24 1Q25Balance Sheet Mix & Rate Impact Day Count 2.41% 2.58% Securities repositioning & Scotiabank investment Fixed Rate Assets Repricing Swap Maturities & Terminations Balance Sheet Mix & Rate Impact $(5) Other $1,061 $42 $20 $11 $(16) $(9) $1,105

Noninterest Income

$ in millions; Illustrative, not drawn to scale


+3% YoY
$647
$722(1)
As reported: $(196)
$668
1Q24
4Q24
1Q25
Reported results include $918MM pretax loss on selected items(2)

Noninterest Income Detail

	1Q24	4Q24	1Q25	% change YoY	% change QoQ
Investment Banking & Debt Placement	$170	$221	$175	3%	(21)%
Trust & Investment Services	$136	$142	$139	2%	(2)%
Cards & Payments	$77	$85	$82	6%	(4)%
Commercial Mortgage Servicing	$56	$68	$76	36%	12%
Service Charges	$63	$65	$69	10%	6%
Corporate Services	$69	$69	$65	(6)%	(6)%
Other[3]	$108	$72	$62	(43)%	(14)%

(1) Adjusted noninterest income, non-GAAP measure: see appendix for reconciliation; (2) See slide 21 for breakout on Selected Items Impact on Earnings; (3) Other includes Corporate-Owned Life Insurance Income, Consumer Mortgage Income, Operating Lease Income and Other Leasing Gains, Net Securities gains (losses), and Other Income

vs. Prior Year

- **Noninterest income up $21MM (+3%), or 6% excluding operating lease income**
  - Commercial mortgage servicing fees (+$20MM), reflects higher active special servicing balances and growth in the overall portfolio
  - Record 1st quarter investment banking & debt placement fees
  - Cards and payments as well as service charges reflect strong underlying momentum in commercial payments
  - Partly offset by a decrease in operating lease income (-$15MM)

8

Noninterest Expense

$ in millions


% change
YoY
QoQ
Total Noninterest Expense
$1,143
$1,229
$1,131
(1)%
(8)%
$29(1)
$(3)(1)
Non-personnel
$440
$498
$451
+3%
(9)%
Personnel
$674
$734
$680
+1%
(7)%
1Q24
4Q24
1Q25

(1) Please see slide 21 for breakout on Selected Items Impact on Earnings

vs. Prior Year

- **Noninterest expense down $12MM**
  - Driven by ~$18MM reduction in other expense due to a $29M pre-tax charge from the FDIC special assessment(1) in 1Q24
  - Partly offsetting the decline was an increase in personnel expense of $6MM

vs. Prior Quarter

- **Noninterest expense down $98MM**
  - Driven by a $54MM decline in personnel expense, primarily related to lower incentive compensation
  - Declines in business services and professional fees, marketing, and other expenses due to seasonality and elevated expenses in the prior quarter

9

0.22% 0.26% 0.17% 0.20% 0.27% 0.11% 0.13% 0.16% 0.09% 0.08% 1Q24 2Q24 3Q24 4Q24 1Q25 NCOs = Net charge-offs (1) Loan and lease outstandings 10 $ in millions $6,588 $6,973 $6,841 $6,337 $6,265 1Q24 2Q24 3Q24 4Q24 1Q25 30 – 89 days delinquent 90+ days delinquent Net Charge-offs & Provision for Credit Losses Delinquencies to Period-end Total Loans Criticized Outstandings(1) to Period-end Total Loans $ in millions; Continuing Operations Criticized Outstandings to Period-end Total LoansCriticized Outstandings 6.0% 6.5% 6.5% 6.1% $81 $91 $154 $114 $110$101 $100 $95 $39 $118 1Q24 2Q24 3Q24 4Q24 1Q25 NCOs Provision for credit losses NCOs to avg. loans 0.29% 0.34% 0.58% 0.43% $658 $710 $728 $758 $686 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperforming Loans to Period-end Total Loans $ in millions Nonperforming Loans to Period-end Total LoansNonperforming Loans 0.60% 0.66% 0.69% 0.73% Credit Quality Continuing Operations 0.65% 0.43% 6.0% (9)%

1Q24 2Q24 3Q24 4Q24 1Q25 $(2.7) $(2.4) $(2.2) $(2.0) 11 $ in billions Tangible Common Equity Ratio(2) Common Equity Tier 1(1) Projected AOCI Impacts (Forward Curve) 5.0% 5.2% 6.2% 7.0% 7.4% 1Q24 2Q24 3Q24 4Q24 1Q25 10.3% 10.5% 10.8% 11.9% (1) 3/31/2025 ratio is estimated. As of January 1, 2025, the CECL optional transition provision had been fully phased-in. Amounts prior to January 1, 2025, reflect Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see appendix for reconciliation; (3) Projected AOCI assumes the forward curve as of 3/31/25 consisting of ~2 rate cuts in 2025, 2 cuts in 2026, and 2-5 year UST rates relatively unchanged Capital 11.8% $(2.8) ~20% $(2.4) Forward Rates(3)AOCI Position 12/31/24 ~12% $(2.2) 12/31/25 12/31/26 AFS AOCI Other AOCI 1Q24 2Q24 3Q24 4Q24 1Q25 Marked Common Equity Tier 1(2) 7.1% 7.3% 8.6% 9.7% 9.9% $(3.5) 3/31/25 ~150bps ~20% ~240bps ~280bps

2025 Outlook Remains Unchanged FY2025 (vs. FY2024) Ranges are shown on an operating basis 12 (1) Represents a forward-looking Non-GAAP measure: Refer to Basis of Presentation on page 12 of the Earnings Release; (2) Non-GAAP measure: Adjusted noninterest income for 2024 excludes $1,836MM from losses on sale of securities and the Scotiabank investment agreement valuation. (3) Non-GAAP measure: Adjusted noninterest expense for 2024 excludes $25MM from FDIC special assessment. See slide 21 for breakout on Selected Items Impact on Earnings (4) Reflects the estimated full year taxable-equivalent adjustment. $ in millions, unless otherwise stated 2024 Baseline $107.7Bn $104.3Bn $71.9Bn down (2 – 5%) Flat vs. YE 2024 up 2 – 4% Average Loans Ending Loans PE Commercial Loans $2,645(2) up 5%+Adjusted Noninterest Income(1) $4,520(3) up 3 – 5%Adjusted Noninterest Expense(1) $3,810 up ~20% 10%+ 4Q25 vs. 4Q24 2.70%+ in 4Q25 Net Interest Income (TE) (1) Net Interest Margin ~21 – 22% ~23 – 24% GAAP Tax Rate Tax-equivalent Effective Rate(4) 41 bps 40-45 bpsNCOs to Average Loans

Appendix

Other 1% 1M SOFR 20% 3M SOFR 10% Prime 7% O/N SOFR 26% Fixed 35% Loan Composition(1) 61% 24% 9% 4% 2% Total Loans AFS Securities Other(2) $8.4 $8.1 $7.8 $7.5 $7.3 $37.1 $36.8 $36.7 $38.0 $39.3 1Q24 2Q24 3Q24 4Q24 1Q25 Average AFS Securities Average Yield(3)Average HTM Securities $ in billions Average Total Investment Securities $45.5 $44.5 $45.5 Fixed-rate Asset Repricing Tailwinds – 2Q25 to 2026 14 2.40% 2.61% 2.98% Balance Sheet Management Detail 3.40% $46.5$44.9 ST Investments HTM Securities 3.64% (1) Based on 3/31/2025 period-end balances; chart may not foot due to rounding; (2) Other includes loans HFS and trading account assets; (3) Yield is calculated on the basis of amortized cost $ in billions 2Q25 3Q25 4Q25 2025 2026 Projected receive-fixed swaps maturities $1.3 $0.4 $1.3 $3.0 $9.1 Weighted-average rate received (%) 2.17% 2.19% 1.96% 2.08% 2.78% Projected fixed rate loans cash flows / maturities $2.3 $2.2 $2.3 $6.9 $9.0 Weighted-average rate received (%) 3.84% 3.89% 3.96% 3.90% 4.10% Projected fixed rate investment securities cash flows / maturities $2.0 $2.2 $2.0 $6.2 $7.9 Weighted-average rate received (%) 2.32% 3.36% 3.84% 3.18% 3.86% Earning Asset Mix(1)

$18.1 $23.5 $28.2 $33.1 $26.2 $16.5 1Q25 2Q25 3Q25 4Q25 YE26 YE27  Forward starting cash flow hedges of $20.2B – WA receive rate: 3.8%  $6.7B starting in 2Q25 (3.7% WA receive rate)  $5.0B starting in 3Q25 (3.8% WA receive rate)  $6.3B starting in 4Q25 (3.8% WA receive rate)  $2.2B starting in 1Q26 (4.1% WA receive rate)  Executed $2.5B of forward-starting receive-fixed swaps – WA receive rate: 4.0% that begin accruing from 3Q25 to 1Q26 Hedging Strategy Opportunity $ in billions 3/31/2025 Debt Hedges $11.5 Securities Hedges(2) $9.3 Floor Spreads $3.3 15 (1) Portfolio as of 3/31/2025 and includes already executed forward starting swaps; (2) AFS securities swapped to floating rate Other Hedge Positions 1Q25 ALM Hedge Actions 2.6% 2.9% 3.1% 3.3% 3.5% 3.8% 2Q25 3Q25 4Q25 YE26 YE27 $1.3 $0.4 $1.3 $9.1 $9.7 2.2% 2.2% 2.0% 2.8% 3.0% W.A. Receive- fixed Rate Note: Maturing Swaps ($B) W.A. Receive-fixed Rate Receive-fixed Asset Swaps(1) $ in billions; ending balances Forward Starting Swaps as of 3/31

Credit Quality by Portfolio

Allowance for Credit Losses (ACL)

$ in millions



$1,823
$1,833
$1,774
$1,699
$1,707
1.66%
1.71%
1.68%
1.63%
1.63%
1Q24
2Q24
3Q24
4Q24
1Q25
Allowance for Credit Losses
Allowance for Credit Losses to Period-end Loans

Net Loan Charge-offs[1] to Average Loans (%)[2]



0.40%
0.90%
-0.01%
0.00%
-0.02%
4.70%
0.99%
C&I (3), (4)
CRE
Comm'l Lease
Resi Mtg
Home Equity
Credit Cards
Other Consumer

Allowance to NPLs (%)[2]



232%
172%
N/M
76%
86%
N/M
N/M
C&I (3), (4)
CRE
Comm'l Lease
Resi Mtg
Home Equity
Credit Cards
Other Consumer

Criticized Outstandings to Period-end Loans (%)[2]



↓ 20bps QoQ
↓ 37bps QoQ
7.4%
11.9%
4.4%
0.5%
1.5%
2.0%
0.3%
C&I (3), (4)
CRE
Comm'l Lease
Resi Mtg
Home Equity
Credit Cards
Other Consumer

N/M = Not Meaningful

Note: All metrics are as of 3/31/2025 unless otherwise noted; (1) Net loan charge-off amounts are annualized in calculation; (2) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in chart; (3) Loan balances include $218 million of commercial credit card balances at March 31, 2025; (4) Commercial and industrial includes receivables held as collateral for a secured borrowing of $192 million at March 31, 2025. Commercial lease financing includes receivables held as collateral for a secured borrowing of $2 million at March 31, 2025. Principal reductions are based on the cash payments received from these related receivables.

16

GAAP to Non-GAAP Reconciliation

$ in millions		1Q25			4Q24			1Q24	
Tangible common equity to tangible assets at period end									
Key shareholders' equity (GAAP)	$	19,003		$	18,176		$	14,574	
Less: Intangible assets		2,774			2,779			2,799	
Preferred stock[1]		2,446			2,446			2,446	
Tangible common equity (non-GAAP)	$	13,783		$	12,951		$	9,302	
Total assets (GAAP)	$	188,691		$	187,168		$	187,485	
Less: Intangible assets		2,774			2,779			2,799	
Tangible assets (non-GAAP)	$	185,917		$	184,389		$	184,686	
Tangible common equity to tangible assets ratio (non-GAAP)		7.41	%		7.02	%		5.04	%
Average tangible common equity									
Average Key shareholders' equity (GAAP)	$	18,632		$	16,732		$	14,649	
Less: Intangible assets (average)		2,777			2,783			2,802	
Preferred stock (average)		2,500			2,500			2,500	
Average tangible common equity (non-GAAP)	$	13,355		$	11,449		$	9,347	
Return on average tangible common equity consolidated									
Net income (loss) attributable to Key common shareholders (GAAP)	$	370		$	(279)		$	183	
Average tangible common equity (non-GAAP)		13,355			11,449			9,347	
Return on average tangible common equity consolidation (non-GAAP)		11.24	%		(9.69)	%		7.87	%
Return on average tangible common equity from continuing operations									
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$	369		$	(279)		$	183	
Average tangible common equity (non-GAAP)		13,355			11,449			9,347	
Return on average tangible common equity from continuing operations (non-GAAP)		11.21	%		(9.69)	%		7.87	%

(1) Net of capital surplus

17

GAAP to Non-GAAP Reconciliation 18 $ in millions 1Q25 4Q24 1Q24 Pre-provision net revenue Net interest income (GAAP) $ 1,096 $ 1,051 $ 875 Plus: Taxable-equivalent adjustment 9 10 11 Noninterest income 668 (196) 647 Less: Noninterest expense 1,131 1,229 1,143 Pre-provision net revenue from continuing operations (non-GAAP) $ 642 $ (364) $ 390 Adjusted pre-provision net revenue Pre-provision net revenue from continuing operations (non-GAAP) $ 642 $ (364) $ 390 Plus: Selected items(1) - 915 29 Adjusted pre-provision net revenue from continuing operations (non-GAAP) $ 642 $ 551 $ 419 Cash efficiency ratio Noninterest expense (GAAP) $ 1,131 $ 1,229 $ 1,143 Less: Intangible asset amortization 5 7 8 Adjusted noninterest expense (non-GAAP) $ 1,126 $ 1,222 $ 1,135 Net interest income (GAAP) $ 1,096 $ 1,051 $ 875 Plus: Taxable-equivalent adjustment 9 10 11 Net interest income TE (non-GAAP) 1,105 1,061 886 Noninterest income (GAAP) 668 (196) 647 Total taxable-equivalent revenue (non-GAAP) $ 1,773 $ 865 $ 1,533 Cash efficiency ratio (non-GAAP) 63.5% 141.3% 74.0% (1) See slide 21 for breakout on Selected Items Impact on Earnings

GAAP to Non-GAAP Reconciliation

$ in millions		1Q25		4Q24		1Q24
Adjusted taxable-equivalent revenue						
Noninterest income (GAAP)	$	668	$	(196)	$	647
Plus: Selected Items[1]		-		918		-
Adjusted noninterest income (non-GAAP)	$	668	$	722	$	647
Net interest income TE (non-GAAP)		1,105		1,061		886
Total adjusted taxable-equivalent revenue (non-GAAP)	$	1,773	$	1,783	$	1,533
Noninterest expense adjusted for selected items						
Noninterest expense (GAAP)	$	1,131	$	1,229	$	1,143
Plus: Selected Items[1]		-		3		(29)
Noninterest expense adjusted for selected items (non-GAAP)	$	1,131	$	1,232	$	1,114
Adjusted income (loss) available from continuing operations attributable to Key common shareholders						
Income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$	370	$	(279)	$	183
Plus: Selected Items (net of tax)[1]		-		657		22
Adjusted income (loss) available from continuing operations attributable to Key common shareholders (non-GAAP)	$	370	$	378	$	205
Diluted earnings per common share (EPS) - adjusted						
Diluted EPS from continuing operations attributable to Key common shareholders (GAAP)	$	.33	$	(.28)	$	.20
Plus: EPS impact of selected items[1]		-		.66		.02
Diluted EPS from continuing operations attributable to Key common shareholders - adjusted (non-GAAP)	$	.33	$	.38	$	.22

(1) See slide 21 for breakout on Selected Items Impact on Earnings

19

GAAP to Non-GAAP Reconciliation

CET1 – AOCI Impact[1] (*$ in millions*)	1Q24	2Q24	3Q24	4Q24	1Q25
Common Equity Tier 1 (A)	$ 14,821	$ 14,893	$ 15,043	$ 16,488	$ 16,549
Add: AFS and Pension accumulated other Comprehensive income (loss)	(4,608)	(4,530)	(3,118)	(3,032)	(2,601)
Adjusted Common Equity Tier 1 (B)	$ 10,213	$ 10,363	$ 11,925	$ 13,457	$ 13,948
Risk Weighted Assets (C)	$ 144,295	$ 142,179	$ 138,933	$ 138,296	$ 140,670
Common Equity Tier 1 ratio (A/C)	10.3 %	10.5 %	10.8 %	11.9 %	11.8 %
Adjusted CET1 Ratio (B/C)	7.1 %	7.3 %	8.6 %	9.7 %	9.9 %

Loan Yields Excluding Impact from Hedges[2]	1Q24	2Q24	3Q24	4Q24	1Q25
Loan Yield	5.6 %	5.7 %	5.7 %	5.6 %	5.5 %
Subtract: Loan Yield Impact of Realized Hedge Gains/(Losses)	(0.8) %	(0.7) %	(0.7) %	(0.5) %	(0.4) %
Loan Yield Excluding Impact from Hedges	6.4 %	6.4 %	6.4 %	6.1 %	5.8 %

(1) Under the current applicable regulatory capital rules, Key has made the AOCI opt out election, which enables us to exclude components of AOCI from regulatory capital, notably the AOCI relative to securities and pension. Adjusted CET1 ratio is a non-GAAP measure and is calculated based on Common Equity Tier 1 capital, inclusive of the AOCI impact from securities and pension, divided by risk weighted assets. We believe this non-GAAP measure provides useful information in light of the potential for change in the regulatory capital framework; (2) Loan Yields Excluding Impact from Hedges is a non-GAAP metric and is calculated by excluding losses realized on derivatives which hedge the interest rate risk of our loans. We believe this metric is meaningful as it provides information on loan yields excluding the impacts of hedge-related interest rate risk management programs

20

Selected Items Impact on Earnings

Selected Items Impact on Earnings						
$ in millions, except per share amounts		Pretax[1]		After-tax at marginal rate[1]		
Quarter to date results		**Amount**		**Net Income**		**EPS[3][5]**
Three months ended March 31, 2025						
No items	$	-	$	-	$	-
Three months ended December 31, 2024						
Loss on sale of securities[2]		(915)		(657)		(0.66)
Scotiabank investment agreement valuation (other income)		(3)		(2)		-
FDIC special assessment (other expense)[4]		3		2		-
Three months ended September 30, 2024						
Loss on sale of securities[2]		(918)		(737)		(0.77)
FDIC special assessment (other expense)[4]		6		5		-
Three months ended June 30, 2024						
FDIC special assessment (other expense)[4]		(5)		(4)		-
Three months ended March 31, 2024						
FDIC special assessment (other expense)[4]		(29)		(22)		(0.02)

(1) Favorable (unfavorable) impact. (2) After-tax loss on sale of securities for the three months ended September 30, 2024 adjusted to reflect impact of GAAP accounting for income taxes in interim periods, with related adjustments recorded in the fourth quarter of 2024. (3) Impact to EPS reflected on a fully diluted basis. (4) In November 2023, the FDIC issued a final rule implementing a special assessment on insured depository institutions to recover the loss to the FDIC's deposit insurance fund (DIF) associated with protecting uninsured depositors following the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the initial loss estimate related to the special assessment during the fourth quarter of 2023. Amounts reflected for the three-months ended March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024, represent adjustments from initial estimates based on quarterly invoices received from the FDIC. (5) Earnings per share may not foot due to rounding.

21

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2024, and in subsequent filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Non-GAAP Measures. This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Key’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation, the financial supplement, or the press release related to this presentation, all of which can be found on Key’s website (www.key.com/ir). Forward-Looking Non-GAAP Measures. From time to time we may discuss forward-looking non-GAAP financial measures. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant for future results. Annualized Data. Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. Taxable Equivalent. Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at the federal statutory rate. This adjustment puts all earning assets, most notably tax-exempt municipal securities, and certain lease assets, on a common basis that facilitates comparison of results to results of peers. Earnings Per Share Equivalent. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain income or expense items is disclosed separately, the after-tax amount is computed using the marginal tax rate, unless otherwise specified, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles 22 Forward-looking Statements and Additional Information